SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    SEPTEMBER 10, 1998
                                                      --------------------

                           THE SPORTS AUTHORITY, INC.
      -------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                 1-13426                36-3511120
          ---------------        ----------------        ------------------
          (STATE OR OTHER        (COMMISSION FILE         (I.R.S. EMPLOYER
          JURISDICTION OF             NUMBER)            IDENTIFICATION NO.)
          INCORPORATION)

                       3383 NORTH STATE ROAD 7
                      FORT LAUDERDALE, FLORIDA                       33319
          -----------------------------------------------         ----------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (954) 735-1701
                                                                ---------------

                                (NOT APPLICABLE)
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

Venator Group, Inc. and The Sports Authority, Inc. have mutually agreed to terminate the merger agreement, dated May 7, 1998, pursuant to which Venator Group would have acquired The Sports Authority in a tax-free exchange of shares. The news release announcing the termination of the merger agreement is attached hereto as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      The following exhibits are filed with this report:

                  99.1 News Release, dated September 10, 1998, issued by The Sports Authority, Inc. and Venator Group, Inc.


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

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE SPORTS AUTHORITY, INC.



                          By:  /s/ Anthony F. Crudele
                               --------------------------------------------
                               Anthony F. Crudele
                               Senior Vice President and Chief
                                 Financial Officer
                               (Principal Financial and Accounting Officer)



Dated: September 10, 1998

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT                                 DESCRIPTION
-------                                 -----------

99.1 News Release, dated September 10, 1998, issued by The Sports Authority, Inc. and Venator Group, Inc.

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